UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

BIOHEART, INC.

(Exact name of registrant as specified in its charter)

Florida	1-33718	65-0945967

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13794 NW 4th Street, Suite 212, Sunrise, Florida	33325

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 835-1500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 13, 2010, the Board of Directors of Bioheart, Inc. (the “Company”) received and accepted the resignation of Peggy A. Farley as a director of the Company.

A copy of Ms. Farley’s notice of resignation is attached to this current report as Exhibit 5.1.

A copy of this current report on Form 8-K was furnished to Ms. Farley for review prior to its filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

5.1	Notice of resignation submitted by Peggy A Farley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2010

BIOHEART, INC.
By:	/s/ Mike Tomas
Mike Tomas Chief Executive Officer